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                                                                  EXHIBIT 10.9

                          DAYTON SUPERIOR CORPORATION

                          EXECUTIVE COMPENSATION PLAN
                          ---------------------------


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                               TABLE OF CONTENTS

SECTION 1 - GENERAL........................................................  1
         1.1  Purpose and Effective Date...................................  1
         1.2  Plan Funding and Administration..............................  1
         1.3  Applicable Law...............................................  1
         1.4  Gender and Number............................................  1
         1.5  Assignment...................................................  1
         1.6  Plan Year....................................................  2

SECTION 2 - PARTICIPATION..................................................  2
         2.1  Continued Participation......................................  2
         2.2  Participation Not Contract of Employment.....................  2

SECTION 3 - CONTRIBUTIONS..................................................  2
         3.1  Contribution Amount..........................................  2
         3.2  Vested Account Balances......................................  2

SECTION 4 - ELIGIBLE EMPLOYEE ACCOUNTS.....................................  3

SECTION 5 - EARNINGS.......................................................  3

SECTION 6 - ADJUSTMENT OF ELIGIBLE EMPLOYEE ACCOUNTS.......................  3
         6.1  Adjustment of Eligible Employee's Accounts...................  3
         6.2  Annual Statement of Eligible Employee Account
              Balances.....................................................  4

SECTION 7 - DISTRIBUTION OF ELIGIBLE EMPLOYEE ACCOUNTS TO
         ELIGIBLE EMPLOYEES AND BENEFICIARIES..............................  4
         7.1  Payment......................................................  4
         7.2  Beneficiary..................................................  4

         7.3  Withholding..................................................  5

SECTION 8 - DISTRIBUTIONS TO INCAPACITATED PERSONS.........................  5

SECTION 9 - METHOD OF PAYMENT..............................................  5

SECTION 10 - DISPUTE RESOLUTION............................................  5
         10.1  Notice of Denial............................................  5
         10.2  Notice of Appeal............................................  6
         10.3  Decision on Appeal..........................................  6


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         SECTION 11 - AMENDMENT AND TERMINATION.............................  6



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                          EXECUTIVE COMPENSATION PLAN
                          ---------------------------

SECTION 1 - GENERAL
-------------------

         1.1 PURPOSE AND EFFECTIVE DATE. The ("DSC"), an Ohio Corporation, has established Executive Compensation Plan (the "Plan"), effective January 1, 1996, to provide annual payment of certain amounts to its "Eligible Employees" (as defined below) and those of any "Affiliate" (as defined below) who meet the requirements to become a "Eligible Employee" set forth in subsection 2.1. DSC and such Affiliates are sometimes referred to below, individually, as an "Employer" and, collectively, as the "Employers". The term "Eligible Employee" means any employee whose employment agreement provides for participation in this Plan and any other employee of an Employer who is so designated by the Compensation Committee of the DSC Board of Directors ("Committee"). The term "Affiliate" means any entity during the period that it is, along with DSC, a member of a controlled group of corporations, a controlled group of trades or businesses, an affiliated service group or any other entity designated by the Secretary of the Treasury (as described in sections 414(b), 414(c), 414(m), and 414(o), respectively, of the Internal Revenue Code of 1986 (the "Code")).

         1.2 PLAN FUNDING AND ADMINISTRATION. The benefits payable under the Plan are unfunded and are payable, when due, from the general assets of the Employers or, in the sole discretion of the Committee, from the assets of a benefit trust, the assets of which shall be subject to the claims of the unsecured general creditors of the Employers. The Plan shall be administered by the Committee which shall have the rights, powers and duties with respect to the Plan that are hereinafter set forth.

         1.3 APPLICABLE LAW. The Plan will be construed and administered in accordance with the laws of the State of Ohio to the extent that those laws are not preempted by the laws of the United States of America.

         1.4 GENDER AND NUMBER. Where the context admits, words in any gender will include any other gender, words in the singular will include the plural and the plural will include the singular.

         1.5 ASSIGNMENT. No Plan right or interest of any Eligible Employee or Beneficiary shall be assignable or transferable, in


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whole or in part, either directly or otherwise, including without limitation thereto, by execution, levy, attachment, garnishment, pledge or in any other manner, but excluding transfers by death or mental incompetency; no attempted assignment or transfer thereof shall be effective; and no such right or interest shall be liable for, or subject to, any obligation or liability of any Eligible Employee or Beneficiary; except that an Eligible Employee may direct that payments be made during his lifetime, when due, to a trust established by him and evidenced to his Employer to be a trust treated as a grantor trust within the meaning of section 671 of the Code.

         1.6  PLAN YEAR.  The term "Plan Year" means the calendar year.

SECTION 2 - PARTICIPATION
-------------------------

         2.1 CONTINUED PARTICIPATION. Until distribution of the entire balances of an Eligible Employee's "Account" (as described in Section 4) has been made, an Eligible Employee or, in the event of his death, any "Beneficiary" (as defined in subsection 8.2) of any of the Eligible Employee's undistributed Account, as the case may be, will be considered and treated as an Eligible Employee for all purposes of the Plan.

         2.2 PARTICIPATION NOT CONTRACT OF EMPLOYMENT. The Plan does not constitute a contract of employment and participation in the Plan does not give any employee the right to be retained in the employ of the Employers nor give any person any right or claim to any benefit under the terms of the Plan unless such right or claim has specifically accrued under the terms of the Plan.

SECTION 3 - CONTRIBUTIONS
-------------------------

         3.1 CONTRIBUTION AMOUNT. On and after April 1, 1996, DSC shall contribute annually on behalf of each Eligible Employee an amount equal to 4 percent of his "Base Pay" (as defined in his Employment Agreement) for the prior year, provided he is still employed on that date, including a contribution on behalf of each individual who was an Eligible Employee on April 1, 1996 with respect to Base Pay earned during the period beginning

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October 16, 1995 and ending December 31, 1995. Contributions shall be credited as of each April 1.

         3.2 VESTED ACCOUNT BALANCES. Each Eligible Employee will be vested in his Account as determined in accordance with the following table:

         Years of Company Service                        Vested Interest
         ------------------------                        ---------------
         (as defined in the Dayton
         Superior Corporation
         Employees Retirement Plan)

         Less than 3                                              0 percent
         3 but less than 4                                       20 percent
         4 but less than 5                                       40 percent
         5 but less than 6                                       60 percent
         6 but less than 7                                       80 percent
         more than 7                                            100 percent


SECTION 4 - ELIGIBLE EMPLOYEE ACCOUNTS
--------------------------------------

         For each calendar year, the Committee shall cause a recordkeeping Account to be established and maintained by DSC in the name of each Eligible Employee to reflect the amount of contributions for that calendar year. An Eligible Employee's Account shall be adjusted monthly as provided in subsection 6.1 and shall be distributed to the Eligible Employee in accordance with the provisions of Section 7 or, in the event of the Eligible Employee's death, to his Beneficiary in accordance with the provisions of Section 8.

SECTION 5 - EARNINGS
--------------------

         The Committee shall credit earnings to each Eligible Employee's Account on April 1 and October 1 of each year equal to the balance of such Account multiplied by the interest rate then being offered on six month obligations of the United States Treasury (compounded monthly). On advance written notice to the Eligible Employees, the Committee may cause the earnings rate to be changed to another rate. Should any Employer determine to invest any of its funds in the investment on which the earnings rate is based, amounts representing such investment shall be the

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sole property of that Employer and shall be subject to the claims of its general creditors. No Eligible Employee or Beneficiary shall have any claim or right with respect to any such amounts.

SECTION 6 - ADJUSTMENT OF ELIGIBLE EMPLOYEE ACCOUNTS
----------------------------------------------------

         6.1 ADJUSTMENT OF ELIGIBLE EMPLOYEE'S ACCOUNTS. As of each "Accounting Date" (as defined below), the Committee shall cause each Eligible Employee's Account to be adjusted as follows:

                  (a) FIRST, by charging to the Account of each Eligible Employee the amount of any distribution made to, or on account of, the Eligible Employee from the Account since the last preceding Accounting Date;

                  (b) NEXT, by adjusting the Account maintained on behalf of an Eligible Employee, upward or downward, as the case may be, so that the balance of the Account equals the aggregate investment experience for the month ended on that Accounting Date; and

                  (c) FINALLY, if it is an April 1 Accounting Date, by crediting the Account established on behalf of each Eligible Employee with the amount of the contribution made on his behalf during the period ending on that date.

The term "Accounting Date" means each April 1 and October 1.

         6.2 ANNUAL STATEMENT OF ELIGIBLE EMPLOYEE ACCOUNT BALANCES. As soon as practicable, but not later than June 30 of each Plan Year, the Committee shall provide each Eligible Employee with a statement of the balances of his Account as of April 1 of that Plan Year.

SECTION 7 - DISTRIBUTION OF ELIGIBLE EMPLOYEE ACCOUNTS TO
---------------------------------------------------------
ELIGIBLE EMPLOYEES AND BENEFICIARIES
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7.1  PAYMENT.  Payment of Plan Accounts shall be made in accordance with the following paragraphs of this subsection:

         (a) RETIREMENT OR PERMANENT DISABILITY. Upon the retirement of a Eligible Employee in accordance with the DSC's retirement policies or upon his complete and total disability, DSC shall pay to such Eligible Employee the full amount then credited to such Eligible Employee's Plan Account.

         (b) DEATH. Upon the death of a Eligible Employee while employed by DSC, DSC shall pay the full amount then credited to such Eligible Employee's Account to such Eligible Employee's Beneficiary (as described in subsection 7.2).

         (c) OTHER TERMINATION OF EMPLOYMENT. In the event an Eligible Employee's employment with DSC is terminated voluntarily by the Eligible Employee or is terminated by DSC for reasons other than for "cause", DSC shall pay to the Eligible Employee in total satisfaction of his interest in the Plan an amount equal to his vested percentage in his Account, as determined under subsection 3.2. If his employment is terminated by DSC for "cause", all of the Eligible Employee's rights under the Plan shall be forfeited.

         (d) CAUSE. For purposes of this Section 7, "cause" means dishonesty, chronic alcoholism, drug addiction, conviction of a felony, willful failure to carry out assigned duties and responsibilities, a substantial breach of a fiduciary duty or a substantial breach of the terms and conditions of employment.

         7.2 BENEFICIARY. The term "Beneficiary" means, with respect to any Eligible Employee, such natural or legal person or persons as may be designated by him (who may be designated contingently or successively) to receive the remaining balance of his Account if he dies before a total distribution of the balance is made to him. A Beneficiary designation will be effective with respect to an Account only when a signed and dated beneficiary designation form applicable to that Account is filed with the Committee while the Eligible Employee is alive, which form will cancel any beneficiary designation form relating to that Account signed and filed earlier. If an Eligible Employee is not survived by any Beneficiary of an Account the Committee shall distribute the balance of that Account to the

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legal representative or representatives of the estate of the
Eligible Employee.

         7.3 WITHHOLDING. An Eligible Employee's Employer shall withhold from of his Base Salary, all Social Security Taxes as required by sections 3101, 3102 and 3121(v) of the Code to be paid with respect to the amount of his contributions under the Plan for that period. The Committee shall cause to be withheld from any distribution made pursuant to the terms of the Plan any other amount required to be withheld by federal, state or local law.

SECTION 8 - DISTRIBUTIONS TO INCAPACITATED PERSONS
--------------------------------------------------

         Notwithstanding any other provision of the Plan, if an Eligible Employee or other person entitled to a distribution under the Plan is determined by a court of competent jurisdiction to be physically, mentally or legally incapacitated and unable to manage his financial affairs and claim is made by a conservator or other person legally charged by such court with the care of his person, the Committee shall make distributions to such conservator or other person. Any distribution made in accordance with this Section shall fully acquit and discharge all persons from all further liability on account thereof.

SECTION 9 - METHOD OF PAYMENT
-----------------------------

                  Payments made to Eligible Employees in accordance with
Section 7 shall be made in ten equal annual installments commencing within 30 days after the date the Eligible Employee's employment with DSC terminates, or, in the Committee's sole discretion, in such other manner as the Eligible Employee may request in writing within 10 days after the date the Eligible Employee's employment with DSC terminates.

SECTION 10 - DISPUTE RESOLUTION
-------------------------------

         10.1 NOTICE OF DENIAL. If any dispute arises with respect to an Eligible Employee or Beneficiary (a "Claimant") under the Plan, DSC will provide the Claimant with a written notice of its resolution of the dispute setting forth:

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                  (a)      the provisions of the Plan upon which the
                           resolution was based; and

                  (b)      an explanation of this claims procedure.

If DSC rejects a Claimant's application for failure to furnish certain necessary materials or information, the written notice to the Claimant will explain what additional material is needed and why, and advise the Claimant that he may refile a proper application. In the event that DSC fails to take any action on the Claimant's initial application within 90 days after receipt, the application will be deemed denied, and the Claimant's appeal rights under subsection 10.2 will be in effect as of the end of such period.

         10.2 NOTICE OF APPEAL. Within 60 days after the receipt of DSC's notice of resolution, the Claimant may file a written notice of appeal of the resolution with the "Committee". In addition, within such appeal period, the Claimant may review pertinent documents at such reasonable times and places as the Committee may specify and may submit any additional written material pertinent to the appeal not set forth in the notice of appeal. The appeal shall be determined by the Committee, and the Claimant shall be entitled to appear before the Committee to present his claim.

         10.3 DECISION ON APPEAL. The Committee will make a written decision on the appeal not later than 60 days after its receipt of the notice of appeal unless special circumstances require an extension of time, in which case a decision will be given as soon as possible, but not later that 120 days after receipt of the notice of appeal. The decision on the appeal will be in writing and shall include specific reasons for the decision, making specific reference to the provision of the Plan upon which the decision was based.

SECTION 11 - AMENDMENT AND TERMINATION
--------------------------------------

         The Committee reserves the right to amend the Plan at any time, except that no amendment shall reduce an Eligible Employee's Eligible Employee Account balances to less than the amounts that he would have been entitled to receive on the later of the effective date of the amendment or the date on which the

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amendment is adopted. The Plan will terminate on the date on which it is terminated by the Committee, provided, however, that distributions from the Plan shall continue to be made under Section 7 pursuant to elections previously made by Eligible Employees or as otherwise provided under Section 7.

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